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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                                 JULY 18, 2001

                Date of Report (date of earliest event reported)

                            ------------------------

                      VERTEX PHARMACEUTICALS INCORPORATED

             (Exact name of Registrant as specified in its charter)

        MASSACHUSETTS                    000-19319                     04-3039129
(State or other jurisdiction     (Commission File Number)           (I.R.S. Employer
             of                                                    Identification No.)
       incorporation)

            130 WAVERLY STREET, CAMBRIDGE, MASSACHUSETTS, 02139-4242
                    (Address of principal executive offices)

                                 (617) 444-6100
              (Registrant's telephone number, including area code)

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
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

    This Form 8-K/A amends the Current Report on Form 8-K filed on August 1, 2001 to incorporate Item 7(b) Pro Forma Financial Information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (b) Pro Forma Financial Information.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    On July 18, 2001, Vertex Pharmaceuticals Incorporated (Vertex) completed a merger with Aurora Biosciences Corporation (Aurora). Vertex acquired all of Aurora's outstanding common stock in a tax-free, stock for stock transaction, for approximately 14.1 million shares of Vertex common stock. Each share of Aurora common stock issued and outstanding prior to the merger was exchanged for
 .62 share of Vertex common stock.

    The following unaudited pro forma combined financial information gives effect to the merger using the pooling of interests method of accounting, after giving effect to the pro forma adjustments described below and in the accompanying notes. The unaudited pro forma combined financial information should be read in conjunction with the audited historical consolidated financial statements and related notes of Vertex and Aurora.

    The unaudited pro forma combined statements of operations give effect to the merger as if it had occurred at the beginning of the periods presented. The unaudited pro forma combined statements of operations for each year in the three-year period ended December 31, 2000 combine the audited historical consolidated statements of operations of Vertex for each year in the three-year period ended December 31, 2000 included in its annual report on Form 10-K and the audited historical consolidated statements of operations of Aurora for each year in the three-year period ended December 31, 2000 included in its current report on Form 8-K dated May 18, 2001. The unaudited pro forma combined statements of operations for the three months ended March 31, 2001 combine the unaudited historical consolidated statements of operations of Vertex for the three months ended March 31, 2001 and the unaudited historical consolidated statements of operations of Aurora for the three months ended March 31, 2001 as found in their respective filings on Form 10-Q.

    The unaudited pro forma combined condensed balance sheet gives effect to the merger as if it had occurred on March 31, 2001. The unaudited pro forma combined condensed balance sheet combines the unaudited condensed historical consolidated balance sheets of Vertex and Aurora as of March 31, 2001. The pro forma balance sheet as of March 31, 2001 reflects $21.6 million in accounts payable and accrued expenses and in stockholders' equity representing estimated expenses to be incurred in connection with the merger--primarily advisor, legal and accounting fees and expenses. These costs have not been reflected in the pro forma statements of operations for any period; they will be reflected in the statement of operations during the accounting period in which the merger was consummated.

    In the third quarter of 2001, in connection with the conforming of accounting policies between the Company and Aurora, the Company elected to change its accounting principle related to the recognition of collaborative research and development revenues in accordance with the Securities and Exchange Commission's Staff Accounting Bulletin No. 101, REVENUE RECOGNITION IN FINANCIAL STATEMENTS, from the method prescribed in Emerging Issues Task Force Issue
No. 91-6 to the substantive milestone method. The Company will record the cumulative effect of this change in accounting principle in its Form 10-Q for the fiscal quarter ended September 30, 2001, retroactive to January 1, 2001. The pro forma balance sheet as of March 31, 2001 reflects an increase in deferred revenue and a corresponding decrease in stockholders' equity amounting to $27,528,000 pursuant to this change in accounting principle. In addition, the pro forma combined statement of operations for the three months ended

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March 31, 2001 reflects a decrease in revenue and a corresponding increase in net loss of $1,627,000 representing the impact on the first quarter of the accounting change; the cumulative effect of the accounting change has not been reflected in the pro forma statement of operations for the three months ended March 31, 2001.

    The unaudited pro forma combined financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the merger had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position of the merged companies. The pro forma adjustments are based on the information and assumptions available at the time of the filing of this 8K/A.

                      VERTEX PHARMACEUTICALS INCORPORATED
                        PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 2001
                                  (UNAUDITED)

                                                                            PRO FORMA    PRO FORMA
                                                      VERTEX     AURORA    ADJUSTMENTS   COMBINED
                                                     --------   --------   -----------   ---------
                                                                    (IN THOUSANDS)
                           ASSETS
Current assets:
  Cash and cash equivalents........................  $222,662   $ 10,367    $      --    $233,029
  Short-term investments, available for sale.......   100,674     61,752           --     162,426
  Accounts receivable..............................     7,615     20,681           --      28,296
  Prepaid expenses and other current assets........     2,327      8,070           --      10,397
                                                     --------   --------    ---------    --------
    Total current assets...........................   333,278    100,870           --     434,148
Property and equipment, net........................    36,063     20,913           --      56,976
Long-term investments, available for sale..........   361,535     30,194           --     391,729
Other assets.......................................    38,668     13,944           --      52,612
                                                     --------   --------    ---------    --------
    Total assets...................................  $769,544   $165,921    $      --    $935,465
                                                     ========   ========    =========    ========
            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued expenses............  $ 18,512   $ 12,396    $  21,600(1) $ 52,508
  Deferred revenue.................................    11,174     12,209       27,528(2)   50,911
  Other current liabilities........................     2,186      5,305           --       7,491
                                                     --------   --------    ---------    --------
    Total current liabilities......................    31,872     29,910       49,128     110,910
Other noncurrent liabilities.......................     1,966      9,293           --      11,259
Convertible subordinated notes.....................   345,000         --           --     345,000
                                                     --------   --------    ---------    --------
    Total liabilities..............................   378,838     39,203       49,128     467,169
                                                     --------   --------    ---------    --------
Stockholders' equity...............................   390,706    126,718      (49,128)    468,296(3)
                                                     --------   --------    ---------    --------
    Total liabilities and stockholders' equity.....  $769,544   $165,921    $      --    $935,465
                                                     ========   ========    =========    ========

------------------------

(1) Reflects estimated expenses of $21.6 million in connection with the merger--primarily advisor, legal and accounting fees and expenses.

(2) Reflects the impact of the change in accounting principle, including the $25,901,000 cumulative effect as of January 1, 2001 and the additional deferred revenue of $1,627,000 for the three months ended March 31, 2001.

(3) Reflects the conversion of 22.5 million shares of Aurora common stock to
    14.0 million shares of Vertex common stock based on the exchange ratio in the merger agreement.

                      VERTEX PHARMACEUTICALS INCORPORATED
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2001
                                  (UNAUDITED)

                                                                             PRO FORMA    PRO FORMA
                                                       VERTEX     AURORA    ADJUSTMENTS   COMBINED
                                                      --------   --------   -----------   ---------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
  Royalties and product sales.......................  $  2,513   $    --      $    --     $  2,513
  Discovery service and technology revenues.........        --    17,521           --       17,521
  Collaborative and other research and development
    revenues........................................    16,544        --       (1,627)(1)   14,917
                                                      --------   -------      -------     --------
    Total revenues..................................    19,057    17,521       (1,627)      34,951

Operating expenses:
  Royalties and product costs.......................       837        --           --          837
  Cost of discovery service and technology
    revenues........................................        --     9,004           --        9,004
  Research and development..........................    26,119     5,844           --       31,963
  Sales, general and administrative.................     7,496     5,739           --       13,235
                                                      --------   -------      -------     --------
    Total operating expenses........................    34,452    20,587           --       55,039
                                                      --------   -------      -------     --------
Net loss from operations............................   (15,395)   (3,066)      (1,627)     (20,088)
                                                      --------   -------      -------     --------
Interest income and other, net......................    11,299     1,771           --       13,070
Interest expense....................................    (4,774)     (229)          --       (5,003)
                                                      --------   -------                  --------
Loss before taxes...................................    (8,870)   (1,524)      (1,627)     (12,021)
                                                      --------   -------      -------     --------
Provision for income taxes..........................        --      (198)          --         (198)
Net loss before cumulative effect of change in
  accounting principle..............................  $ (8,870)  $(1,722)     $(1,627)    $(12,219)
                                                      ========   =======      =======     ========
Basic and diluted net loss per common share before
  cumulative effect of change in accounting
  principle.........................................  $  (0.15)  $ (0.08)                 $  (0.17)
                                                      ========   =======                  ========
Basic and diluted weighted average number of common
  shares outstanding................................    60,011    22,437                    73,922

------------------------

(1) Reflects the impact of the change in accounting principle related to revenue recognition for the three months ended March 31, 2001.

                      VERTEX PHARMACEUTICALS INCORPORATED
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)

                                                                             PRO FORMA    PRO FORMA
                                                       VERTEX     AURORA    ADJUSTMENTS   COMBINED
                                                      --------   --------   -----------   ---------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
  Royalties and product sales.......................  $ 12,036   $    --      $    --     $ 12,036
  Discovery service and technology revenues.........        --    75,155           --       75,155
  Collaborative and other research and development
    revenues........................................    66,091        --           --       66,091
                                                      --------   -------      -------     --------
    Total revenues..................................    78,127    75,155           --      153,282

Operating expenses:
  Royalties and product costs.......................     4,082        --           --        4,082
  Cost of discovery service and technology
    revenues........................................        --    39,563           --       39,563
  Research and development..........................    84,921    16,172           --      101,093
  Sales, general and administrative.................    27,806    18,181           --       45,987
                                                      --------   -------      -------     --------
    Total operating expenses........................   116,809    73,916           --      190,725
                                                      --------   -------      -------     --------

Net income (loss) from operations...................   (38,682)    1,239           --      (37,443)
                                                      --------   -------      -------     --------
Interest income and other, net......................    27,679     5,633           --       33,312
Interest expense....................................   (24,944)   (1,084)          --      (26,028)
Equity in losses of unconsolidated subsidiary.......      (550)       --           --         (550)
                                                      --------   -------      -------     --------

Income (loss) before taxes..........................   (36,497)    5,788           --      (30,709)
                                                      --------   -------      -------     --------
Provision for income taxes..........................        --      (870)          --         (870)
                                                      --------   -------      -------     --------
Net income (loss) before cumulative effect of change
  in accounting principle...........................   (36,497)    4,918           --      (31,579)
                                                      --------   -------      -------     --------

Cumulative effect of change in accounting
  principle.........................................    (3,161)       --           --       (3,161)
Net income (loss)...................................  $(39,658)  $ 4,918      $    --     $(34,740)
                                                      ========   =======      =======     ========
Basic net income (loss) per common share before
  cumulative effect of change in accounting
  principle.........................................  $  (0.67)  $  0.23                  $  (0.47)
Diluted net income (loss) per common share before
  cumulative effect of change in accounting
  principle.........................................  $  (0.67)  $  0.20                  $  (0.47)
Cumulative effect of change in accounting
  principle--basic..................................  $  (0.06)       --                  $  (0.04)
Cumulative effect of change in accounting
  principle--diluted................................  $  (0.06)       --                  $  (0.04)
                                                      --------   -------                  --------
Basic net income (loss) per common share............  $  (0.73)  $  0.23                  $  (0.51)
                                                      ========   =======                  ========
Diluted net income (loss) per common share..........  $  (0.73)  $  0.20                  $  (0.51)
                                                      ========   =======                  ========
Basic weighted average number of common shares
  outstanding.......................................    54,322    21,548                    67,682
Diluted weighted average number of common shares
  outstanding.......................................    54,322    24,094                    67,682

                      VERTEX PHARMACEUTICALS INCORPORATED
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                                                                             PRO FORMA    PRO FORMA
                                                       VERTEX     AURORA    ADJUSTMENTS   COMBINED
                                                      --------   --------   -----------   ---------
                                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
  Royalties and product sales.......................  $  8,053   $    --    $       --    $  8,053
  Discovery service and technology revenues.........        --    58,327            --      58,327
  Collaborative and other research and development
    revenues........................................    42,507        --            --      42,507
                                                      --------   -------    -----------   --------
    Total revenues..................................    50,560    58,327            --     108,887

Operating expenses:
  Royalties and product costs.......................     2,925        --            --       2,925
  Cost of discovery service and technology
    revenues........................................        --    31,656            --      31,656
  Research and development..........................    72,180    12,849            --      85,029
  Sales, general and administrative.................    26,131    14,787            --      40,918
                                                      --------   -------    -----------   --------
    Total operating expenses........................   101,236    59,292            --     160,528
                                                      --------   -------    -----------   --------
Net loss from operations............................   (50,676)     (965)           --     (51,641)
                                                      --------   -------    -----------   --------
Interest income and other, net......................    11,088     1,866            --      12,954
Interest expense....................................      (654)   (1,050)           --      (1,704)
Equity in losses of unconsolidated subsidiary.......      (724)       --            --        (724)
                                                      --------   -------    -----------   --------
Loss before taxes...................................   (40,966)     (149)           --     (41,115)
                                                      --------   -------    -----------   --------

Provision for income taxes..........................        --       (39)           --         (39)
                                                      --------   -------    -----------   --------
Net loss............................................  $(40,966)  $  (188)   $       --    $(41,154)
                                                      ========   =======    ===========   ========
Basic and diluted net loss per common share.........  $  (0.80)  $ (0.01)                 $  (0.66)
                                                      ========   =======                  ========
Basic and diluted weighted average number of common
  shares outstanding................................    51,036    18,655                    62,602

                      VERTEX PHARMACEUTICALS INCORPORATED
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                            PRO FORMA    PRO FORMA
                                                      VERTEX     AURORA    ADJUSTMENTS   COMBINED
                                                     --------   --------   -----------   ---------
                                                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues:
  Discovery service and technology revenues........  $     --   $ 33,511   $       --    $ 33,511
  Collaborative and other research and development
    revenues.......................................    29,055         --           --      29,055
                                                     --------   --------   -----------   --------
    Total revenues.................................    29,055     33,511           --      62,566

Operating expenses:
  Cost of discovery service and technology
    revenues.......................................        --     27,110           --      27,110
  Research and development.........................    58,668     18,204           --      76,872
  Sales, general and administrative................    18,135      8,100           --      26,235
                                                     --------   --------   -----------   --------
    Total operating expenses.......................    76,803     53,414           --     130,217
                                                     --------   --------   -----------   --------

Net loss from operations...........................   (47,748)   (19,903)          --     (67,651)
                                                     --------   --------   -----------   --------
Interest income and other, net.....................    15,343      2,510           --      17,853
Interest expense...................................      (681)      (740)          --      (1,421)
                                                     --------   --------   -----------   --------
Loss before taxes..................................   (33,086)   (18,133)          --     (51,219)
                                                     --------   --------   -----------   --------
Benefit for income taxes...........................        --        212           --         212
                                                     --------   --------   -----------   --------
Net loss...........................................  $(33,086)  $(17,921)  $       --    $(51,007)
                                                     ========   ========   ===========   ========
Basic and diluted net loss per common share........  $  (0.65)  $  (1.00)                $  (0.83)
                                                     ========   ========                 ========
Basic and diluted weighted average number of common
  shares outstanding...............................    50,598     17,972                   61,741

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       VERTEX PHARMACEUTICALS INCORPORATED
                                                       (Registrant)

Date: September 28, 2001                               By:             /s/ JOSHUA S. BOGER
                                                            -----------------------------------------
                                                                         Joshua S. Boger
                                                               CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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